UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Floor & Decor Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice of Availability of Proxy Materials for the Shareholder Meeting of FLOOR & DECOR HOLDINGS, INC. To Be Held On: May 17, 2018 at 1:00 p.m. Eastern Time at the Omni Hotel at the Battery Atlanta, Glavine Conference Room, Level 2, 2625 Circle 75 Parkway SE, Atlanta, GA 30339 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/07/18. Please visit http://www.astproxyportal.com/ast/21445/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. TO VOTE: 1. Election of Directors THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 3 AND 4 AND FOR “1 YEAR” ON PROPOSAL 5. Please note that you cannot use this notice to vote by mail. The Board of Directors recommends you vote FOR the following: Nominees 1a. Norman H. Axelrod 1b. Brad J. Brutocao 1c. Richard L. Sullivan 1d. Felicia D. Thornton The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Ratify the appointment of Ernst & Young LLP as independent auditors for the Company’s 2018 fiscal year. 3. To approve the 2018 Employee Stock Purchase Plan. 4. To approve, by non-binding vote, the compensation paid to the Company's named executive officers. The Board of Directors recommends you vote 1 YEAR: 5. To recommend, by non-binding vote, the frequency of future advisory votes on executive compensation. In their discretion, the proxies are authorized to vote and otherwise represent the undersigned on such other business as may properly come before the meeting and any adjournment thereof. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER